                 SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                            FORM 8-K/A


                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15 (d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):
October 20, 1997


                   United Security Bancorporation
         (Exact Name of Registrant as Specified in Charter)


          Washington           0-18561            91-1259511
          ----------           -------            ----------
(State or other jurisdiction   (Commission        (IRS
Employer Identi-
        of incorporation)       File Number)       fication
Number)

       9506 North Newport Highway, Spokane, Washington 99218-
1200
       -----------------------------------------------------
-----
            (Address of principal executive offices/Zip
Code)

   Registrant's telephone number, including area code:
(509) 467-6949
   ---------------------------------------------------------
----------

            Item 7.  Financial Statements and Exhibits.

On October 20, 1997 United Security Bancorporation acquired Community Ban Corporation and its wholly-owned subsidiary Bank of Pullman (Pullman). The agreement and plan of merger and news release of October 21, 1997 were filed as a Form 8-K under Item 2. Acquisition or Disposition of Assets on October 31, 1997. The financial statements required by this item are included with this amendment filing. As disclosed in the included pro forma financial information United Security Bancorporation obtained an $8 million borrowing line from Key Bank of Washington as a portion of the sources of funds used to complete the acquisition of Pullman.

SIGNATURES
Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 6, 1997

                         UNITED SECURITY BANCORPORATION

                         By:  /s/ Chad Galloway
                         ------------------------------
                         Name:    Chad Galloway
                         Title:   Vice President and
                                  Chief Financial Officer

Consolidated Financial Statements and
Independent Auditors' Report

December 31, 1996
Community Bancorporation and Subsidiary

Contents

                                                     Page
Independent Auditors' Report                         3
Consolidated Financial Statements:

     Consolidated balance sheet                     4-5

     Consolidated statement of income               6

     Consolidated statement of stockholders' equity 7

     Consolidated statement of cash flows           8-9

     Notes to consolidated financial statements     10-22

Community Bancorporation and Subsidiary
INDEPENDENT AUDITORS' REPORT

Board of Directors
Community Bancorporation
Pullman, Washington


We have audited the accompanying consolidated balance sheet of Community Bancorporation and Subsidiary as of December 31, 1996, and the related consolidated statements of income, stockholders' equity, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Community Bancorporation and Subsidiary as of December 31, 1996, and the results of their operations and their and their cash flows for the year then ended in conformity with generally accepted accounting principles.

                                   /s/ LeMaster & Daniels
PLLC

Spokane, Washington
July 25, 1997

Community Bancorporation and Subsidiary
Consolidated Balance Sheet, December 31, 1996


CASH AND CASH EQUIVALENTS:
     Cash and due from banks                             $
2,662,171
     Federal funds sold
775,000
                                                           -
----------
Total cash and cash equivalents
3,437,171

SECURITIES:
     Available-for-sale                  $18,064,399
     Held-to-maturity                      3,759,757
                                          -----------

21,824,156

LOANS:
     Commercial and industrial            13,639,321
     Agricultural                          6,944,558
     Real estate mortgage and construction 8,774,674
     Installment                           1,994,173
     Municipal                                44,277
     Credit cards                            633,291
     Other                                   166,764
                                           ----------
      Total loans                          32,197,058
     Less:
          Deferred loan fees                 64,070
          Unearned income                     6,535
          Allowance for loan losses         606,545
                                           ----------

31,519,908

ACCRUED INTEREST RECEIVABLE
696,095

PREMISES AND EQUIPMENT
243,923

OTHER ASSETS
394,303
                                                           -
----------

$58,115,556

===========

See accompanying notes to consolidated financial statements.

Community Bancorporation and Subsidiary
Consolidated Balance Sheet (Continued), December 31, 1996

LIABILITIES:
   Deposits:
          Interest bearing:
               Demand                               $
6,162,314
               Savings
26,353,040
                  Time (including time deposits over
                   $100,000 of $446,053)
4,692,767
          Noninterest bearing, demand
13,668,788
                                                           -
----------
            Total deposits
50,876,909
     Accrued interest payable
75,055
     Other liabilities
431,809
                                                           -
----------
            Total liabilities
51,383,773

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
     Common stock--authorized 1,000,000 shares of no
          par value; 300,000 shares
            issued and outstanding        $   621,425
     Retained earnings                     6,127,443
     Unrealized loss on securities
            available-for-sale, less
            applicable deferred income tax    (17,085)
                                          -----------
            Total stockholders' equity
6,731,783
                                                           -
----------

$58,115,556

===========

See accompanying notes to consolidated financial statements.

Community Bancorporation and Subsidiary
Consolidated Statement of Income, Year Ended December 31,
1996

INTEREST INCOME:
     Interest and fees on loans
$3,414,755
     Interest on investment securities:
          Taxable
832,451
          Tax-exempt
323,175
     Interest on federal funds sold
93,138
                                                      ------
----

4,663,519
INTEREST EXPENSE:
     Interest on deposits              $ 1,653,170
     Other                                  32,956
                                        -----------

1,686,126
                                                      ------
----
      Net interest income
2,977,393
PROVISION FOR LOAN LOSSES
-
                                                      ------
----
NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES
2,977,393
NONINTEREST INCOME:
     Service charges on deposit accounts  222,860
     Escrow fees                           19,422
     Other                                137,132
                                        ----------

379,414
NONINTEREST EXPENSES:
     Salaries                             984,758
     Employee benefits                    207,104
     Occupancy expense                    139,338
     Equipment expense                    179,665
     Other operating expense              671,333

2,182,198
                                                      ------
----
INCOME BEFORE INCOME TAX
1,174,609

FEDERAL INCOME TAX (BENEFIT):
     Current                              327,000
     Deferred                              (6,000)

321,000
                                                      ------
----
NET INCOME                                            $
853,609

==========
NET INCOME PER SHARE OF COMMON STOCK                  $
2.85

See accompanying notes to consolidated financial statements.

Community Bancorporation and Subsidiary
Consolidated Statement of Stockholders' Equity

                                                   Unrealized
                                                    Gain (Loss)
                                                        on
                                                    Securities
                       Common Stock     Retained    Available-
                       Shares  Amount   Earnings    For-Sale
Total
                       ------- -------  ----------  -----------    ---
------
BALANCES, DECEMBER 31,
     1995             300,000 $621,425 $5,372,834  $ 49,767
6,044,026

ADD (DEDUCT):

Net income for 1996          -        -    853,609         -
853,609
Cash dividends declared
  ($.33 per share)           -        -    (99,000)        -
(99,000)
Net changes in unrealized gain
 (loss) on available-for-sale
 securities, net of tax
 benefit of $34,439          -        -          -   (66,852)
(66,852)
                       ------- -------- ----------  --------       ---
-------
BALANCES, DECEMBER 31,
    1996               300,000 $621,425 $6,127,443  $(17,085)
$6,731,783
                       ======= ======== ==========  ========
==========

See accompanying notes to consolidated financial statements.

Community Bancorporation and Subsidiary
Consolidated Statement of Cash Flows, Year Ended December 31, 1996 Increase (Decrease) in Cash and Cash Equivalents

CASH FLOWS FROM OPERATING ACTIVITIES:

Interest and fees received on loans and investments
$4,615,930
Other fees and commissions received
371,321
Interest paid
(1,652,737)
Cash paid to suppliers and employees
(2,132,246)
Income taxes paid
(183,143)
                                                                  ----
------
     Net cash provided by operating activities
1,019,125

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from maturities of held-to-maturity securities$1,750,000
Purchases of available-for-sale securities             (8,857,100)
Proceeds from sales or maturities of
  available-for-sale securities                         6,352,370
Net increase in loans                                  (1,096,756)
Purchase of premises and equipment                        (55,331)
                                                       ----------
     Net cash used in investing activities
(1,906,817)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net decrease in deposits                               (2,667,476)
Cash dividends paid                                       (90,000)
     Net cash used in financing activities
(2,757,476)
                                                                  ----
------
NET DECREASE IN CASH AND CASH EQUIVALENTS
(3,645,168)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR
7,082,339
                                                                  ----
------
CASH AND CASH EQUIVALENTS, END OF YEAR
$3,437,171

==========

See accompanying notes to consolidated financial statements.

Community Bancorporation and Subsidiary
Consolidated Statement of Cash Flows (Continued), Year Ended December
31, 1996
Reconciliation of Net Income to Net Cash
     Provided by Operating Activities:

Net income                                                       $
853,609
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Depreciation and amortization                  $121,434
    Amortization of investment security discounts   (14,544)
    Accretion of investment security premiums        26,147
    Gains on disposition of assets, net              (8,093)
    Deferred income tax                              (6,000)
    (Increase) decrease in assets:
     Accrued interest receivable                    (75,211)
     Deferred loan fees                              21,090
     Unearned income                                 (5,071)
     Other assets                                    72,744
    Increase (decrease) in liabilities:
     Accrued interest payable                        33,389
     Other liabilities                                 (369)
                                                   --------
       Total adjustments
165,516
                                                                   ---
-------
       Net cash provided by operating activities
$1,019,125

==========

See accompanying notes to consolidated financial statements.

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements
NOTE 1 - Organization and Summary of Significant Accounting
Policies:
Organization:

Community Bancorporation (which includes its wholly-owned subsidiary, Bank of Pullman, and is referred to as the Corporation), a bank holding company, was formed as part of a corporate reorganization under the laws of the state of Washington. Bank of Pullman is a banking corporation originally organized under the laws of the state of Washington. On May 20, 1997, the Bank relocated its charter to the state of Idaho. The Bank operates branches in Pullman, Uniontown, Colton, and Palouse, Washington. A branch opened in Moscow, Idaho subsequent to December 31, 1996.

The accounting policies followed by the Corporation conform with generally accepted accounting principles and with prevailing practices of the banking industry.

Summary of Significant Accounting Policies:

a. Consolidation -- the consolidated financial statements include the accounts of the Corporation and its wholly-owned subsidiary, Bank of Pullman, after eliminating significant intercompany balances and transactions.

b. Use of estimates -- the preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates used in preparing these financial statements are those assumed in determining the allowance for loan losses and the fair values of investment securities. Actual results could differ from those estimates.

c. Trading securities -- debt and equity securities that are bought and held principally for the purpose of selling them in the near term are reported at fair value, with unrealized gains and losses included in earnings. There are no securities classified as trading securities.

Securities held to maturity -- debt securities for which the Corporation has the positive intent and ability to hold to maturity are reported at cost, adjusted for premiums and discounts that are recognized in interest income using the interest method over the period to maturity.

Securities available for sale -- debt and equity securities not classified as either held-to-maturity securities or trading securities are reported at fair value. Unrealized holding gains and losses, net of taxes, are excluded from earnings and reported in a separate component of stockholders' equity. Gains and losses on the sale of available-for-sale securities are determined using the specific-identification method. Premiums and discounts are recognized in interest income using the interest method over the period to maturity.

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements
NOTE 1 - Organization and Summary of Significant Accounting
Policies (continued):

d. Loans and allowances for loan losses -- all loans are stated at principal outstanding less allowance for probable loan losses. Interest is credited to income based on the principal outstanding at appropriate rates of interest.

Loans are placed on a nonaccrual status when payment has not been received for more than 90 days. Thereafter, no interest is taken into income unless received in cash or until such time as the borrower demonstrates the ability to resume payments of principal and interest. Interest previously accrued but not collected is reversed and charged against income at the time the loan is placed on nonaccrual status.

An allowance for losses on loans is maintained at a level deemed by management to be adequate to provide for potential loan losses through charges to operating expense. The allowance is based upon a continuing review of loans which includes consideration of actual net loan loss experience, changes in size and character of the loan portfolio, identification of individual problem situations which may affect the borrower's ability to repay, and evaluation of current economic conditions. Loan losses are recognized through charges to the allowance.

e. Deferred loan fees -- loan origination fees and certain direct costs are capitalized and recognized as an adjustment of the yield on the related loans.

f. Premises and equipment -- premises and equipment, including leasehold improvements, are stated at cost less accumulated depreciation over estimated useful lives which range from 3 to 31.5 years. Depreciation expense is computed using straight-line and accelerated methods over the respective useful lives. Modified accelerated cost recovery system depreciation methods are used for federal income tax purposes. Normal costs of maintenance and repairs are charged to expense.

g. Intangibles -- the costs of an acquired bank subsidiary in excess of the fair value of net assets acquired and core deposit premiums paid are amortized using the straight-line method over nine to fifteen years. Such amounts are included in other assets in the accompanying consolidated balance sheet.

h. Advertising -- advertising costs are charged to expense as incurred. For 1996, such expenses totaled $47,000.

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements
Note 1 - Summary of Significant Accounting Policies
(continued):

i. Income tax -- the Corporation and its subsidiary file a consolidated federal income tax return. The income tax related to the individual entities is computed as if each had filed a separate tax return.

Income tax is provided for the tax effects of transactions reported in the financial statements and consists of tax currently due plus deferred tax related to differences between the basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. The differences relate principally to depreciation of premises and equipment, allowance for loan losses, basis of investment securities, loan fee recognition, basis of covenant not-to-compete, and the market value adjustment for investments available-for-sale (see note 7).

j. Earnings per share -- earnings per share have been calculated on the basis of weighted average number of shares outstanding during each year. Such shares totaled 300,000 for 1996.

k. Cash equivalents -- cash equivalents include amounts due from banks and federal funds sold. Generally, federal funds are purchased and sold for one-day periods.

l. New accounting standards to be adopted in future periods -- In June 1996, Statement of Financial Standards (SFAS) No. 125, "Accounting for Transfer and Servicing of Financial Assets and Extinguishment of Liabilities" was issued. The statement provides guidance for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings and is effective January 1, 1997. In December 1996, SFAS No. 127 was issued, delaying certain provisions of SFAS No. 125 for one year. Adoption of SFAS No. 125 is not expected to have a material effect on the Corporation's financial statements.


NOTE 2 _ FEDERAL FUNDS:

The Bank is required to maintain legal cash reserves in a minimum amount, computed by applying prescribed percentages to their various types of deposits. When the Bank's cash reserves are in excess of that required, it may lend the excess to other banks on a daily basis. Conversely, when cash reserves are less than required, the Bank borrows funds on a daily basis. The average month-end amounts of federal funds sold for the year ended December 31, 1996, was $1,786,463. Similarly, the average of federal funds purchased was $189,590 for 1996.

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements

Note 3 - Securities:
Securities have been classified in the consolidated balance sheet according to management's intent. The carrying amount of securities and their approximate fair values were as follows:

Available-for-sale securities:

December 31, 1996:            Amortized   Gross Unrealized
Fair
                                 Cost     Gains        Losses
Value
                              ----------- -------     ---------   ----
-------
Debt securities:
U.S. Treasury securities and
 obligations of U.S.
 government agencies           $11,846,722   $20,672   $ (81,982)
$11,785,412
Mortgage-backed securities      1,006,175  16,377    (7,177)
1,015,375
Obligations of state and
 political subdivisions         3,389,976  46,029       (18,442)
3,417,563
Other debt securities           1,844,237     731        (2,094)
1,842,874
                              ----------- -------     ---------   ----
-------
Total debt securities          18,087,110     83,809    (109,695)
18,061,224
Equity securities:
Investment in other banks           3,175       -             -
3,175
                              ----------- -------     ---------   ----
-------
Totals                        $18,090,285    $83,809   $(109,695)
$18,064,399
                              =========== =======     =========
===========

Held-to-maturity securities:
December 31, 1996:
U.S. Treasury securities and
 obligations of U.S.
 government agencies          $   500,000    $    -    $  (5,313)
$   494,687
Obligations of state and
 political subdivisions         3,259,757  38,515        (5,482)
3,292,790
                              ----------- -------     ---------   ----
-------
Totals                        $ 3,759,757 $38,515     $ (10,795)  $
3,787,477
                              =========== =======     =========
===========

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements

Note 3 - Securities (continued)
The following is a summary of maturities of securities held-to-maturity and available-for-sale as of December 31, 1996. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      Securities Held-to-Maturity  Securities
Available-for-Sale
                      Amortized       Fair         Amortized    Fair
                        Cost         Value           Cost       Value
                      ---------     ----------     ---------    ------
-----
Amounts maturing in:
One year or less        $  485,369 $  489,262     $ 1,699,012  $
1,708,688
After one year through five
 years                 2,531,584     2,543,428      12,629,110
12,584,267
After five years through ten
 years                   423,513       433,720       1,444,329
1,451,141
After ten years          213,601       215,128          48,800
48,800
No single maturity date  105,690       105,939       2,269,034
2,271,503
                      ----------    ----------     -----------  ------
-----
Totals                $3,759,757    $3,787,477     $18,090,285
$18,064,399
                      ==========    ==========     ===========
===========

During 1996, the Corporation sold securities available-for-sale for total proceeds of approximately $6,352,000, resulting in gross realized gains of approximately $7,788 and gross realized losses of approximately $4,144.

Investment securities of $435,000 at December 31, 1996, were pledged to secure public deposits.

NOTE 4 _ RELATED-PARTY TRANSACTIONS:

Loans to the Corporation's officers and directors are on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and do not involve more than normal risk of collectibility. The aggregate dollar amounts of these loans were approximately $140,000 at December 31, 1996.

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements
NOTE 5 _ ALLOWANCE FOR LOAN LOSSES:

Changes in the allowance for loan losses were as follows:

Balance, beginning of year                         $591,841

Provision charged to operations                           -

Loans charged off                                  (102,431)

Recoveries                                          117,135
                                                   --------
Balance, end of year                               $606,545
                                                   ========

Loans on which the accrual of interest has been discontinued at December 31, 1996, and the related effects on interest income for the year then ended were $174,859 and $65,700, respectively.

NOTE 6 _ PREMISES AND EQUIPMENT:

Major classifications of premises and equipment are summarized as follows:

Premises                                           $   93,226

Equipment                                           1,034,347

Leasehold improvements                                308,948
                                                   ----------
                                                    1,436,521
Less accumulated depreciation                       1,192,598
                                                   ----------
Totals                                             $  243,923
                                                   ==========

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements
NOTE 7 _ FEDERAL INCOME TAX:

The components of the net deferred tax asset included in other assets are as follows:

Deferred tax assets                                 $  181,000
Deferred tax asset valuation allowance                      -
Deferred tax liabilities                              (78,000)
                                                    ---------
     Net deferred tax assets                        $ 103,000
                                                    =========

The net deferred tax assets consisted of the following tax effects on significant temporary differences:

                                          Assets
Liabilities
Allowance for loan losses                $120,000    $
-
Premises and equipment                          -
45,000
Investments                                27,000
8,000
Intangibles                                12,000
21,000
Deferred loan fees                         22,000
-
Other                                           -
4,000
                                         --------    -------
-
Totals                                   $181,000    $
78,000
                                         ========
========

The effective tax rate differs from the statutory federal tax rate for 1996 as follows:

Federal income tax at statutory rate              $399,000
Effect of tax-exempt interest income, net
(93,000)
Effect of nondeductible expenses and other, net
15,000
                                                     -------
-
Total federal income tax provision
$321,000

========

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements
NOTE 8 _ FINANCIAL INSTRUMENTS AND CREDIT CONCENTRATIONS:

The Corporation, through its bank subsidiary, is engaged in lending activities with borrowers in a variety of industries. A substantial portion of lending is concentrated in the agribusiness industry in the region in which the Bank is located. Collateral on loans, loan commit ments, and standby letters of credit varies and may include accounts receivable, inventories, investment securities, real estate, equipment, and vehicles. The amount and nature of collateral required are based on credit evaluations of the individual customers.

The Corporation is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its banking customers. These financial instruments generally include commitments to extend credit, standby letters of credit, and financial guarantees. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated balance sheets. The contract amounts of those instruments reflect the extent of involvement the Corporation has in particular classes of financial instruments.

The Corporation's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit and financial guarantees written is represented by the contractual amount of those instruments.
The Corporation uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

Standby letters of credit are issued on behalf of customers in connection with contracts between the customers and third parties. Under a standby letter of credit, the Corporation assures that the third party will receive specified funds if a customer fails to meet his contractual obligation. The liquidity risk to the Corporation arises from its obligation to make payment in the event of a customer's contractual default. The credit risk involved in issuing letters of credit and the Corporation's management of that credit risk are the same as for loans.

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements
NOTE 8 _ FINANCIAL INSTRUMENTS AND CREDIT CONCENTRATIONS
(continued):

The contract amounts of these financial instruments representing credit risk at December 31, 1996, were as follows:

Commitments to extend credit                  $ 9,123,000
Credit card arrangements                        1,500,000
Standby letters of credit and financial
  guarantees written                              190,000

The Corporation and its subsidiary maintain due from bank accounts at several financial institutions located in the Northwest. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000.
Uninsured balances aggregated approximately $1,995,000 at December 31, 1996.

NOTE 9 _ COMMITMENTS AND CONTINGENCIES:

Community Bancorporation and its bank subsidiary lease their main office and a branch office under noncancellable operating lease agreements with varying terms through 2000. The annual minimum rental commitments under these leases at December 31, 1996, exclusive of taxes and other charges, total approximately $72,500 in 1997 and $59,500 in 1998, 1999, and 2000. Total rental expense amounted to approxi mately $83,500 in 1996.


NOTE 10 _ PENSION PLAN:

Bank of Pullman sponsors a 401(k) profit-sharing plan that covers all employees meeting minimum eligibility requirements. Under this defined contribution plan, employees may make voluntary contributions to the plan up to 15% of eligible compensation. Employer matching contributions of up to 2.4% (40% of employee contributions up to 6%) are required. In addition, the Bank may also make voluntary profit-sharing contributions annually. Contribu tions by the Bank, consisting of matching contributions, totaled approximately $36,900 in 1996.

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements
NOTE 11 _ DIVIDENDS PAYABLE:

The accompanying financial statements include a liability for dividends declared but unpaid at year-end. The
Corporation's 1996 financial statements, as previously presented, did not include such liability. Accordingly, these financial statements have been restated, reducing previously reported retained earnings at December 31, 1995 and 1996, by $90,000 and $99,000, respectively. The restatement had no effect on previously reported net income or cash flows.

NOTE 12 _ RESTRICTIONS ON DIVIDENDS AND LOANS:

The Bank is subject to state banking regulations relating to the payment of dividends and the amount of loans it may
extend.   The Bank cannot declare or pay any dividends in an
amount greater than its retained earnings. Certain loans to any person, including liabilities of a firm or association, cannot exceed twenty percent of the capital and surplus of the Bank. Loans that are secured or covered by guarantees or by commitments or agreements to take over or to purchase the same, made by any federal reserve bank or by the United States or any department, bureau board, commission, or establishment of the United States, are not subject to these restrictions. No loans can be made unless the Bank has more than the minimum funds required by law.


NOTE 13_ REGULATORY CAPITAL REQUIREMENTS:

Community Bancorporation and its subsidiary, Bank of Pullman, are subject to regulatory capital requirements.
Regulated by the Federal Deposit Insurance Corporation
(FDIC) and the State of Washington Division of Banking, the Bank is required to maintain minimum levels of regulatory capital as a percentage of regulatory assets. The Bank's total regulatory capital must equal 8% of risk-weighted assets, and one-half of that 8% must consist of core capital. Failure to meet minimum capital requirements can result in actions by regulators that, if taken, could materially affect the consolidated financial statements.

Management believes that under the current regulations the Bank meets and will continue to meet all regulatory capital requirements in the foreseeable future. However, events beyond the Bank's control, such as a downturn in the economy of the region, could adversely affect future earnings and regulatory capital.

FDIC regulations establish the amount of capital required for each category of institution classification. Depending on the Bank's category, regulators may restrict certain activities of the Bank, including acceptance of brokered deposits or offering interest rates on deposits that are greater than prevailing interest rates.

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements
NOTE 13_ REGULATORY CAPITAL REQUIREMENTS (continued):

As of January 22, 1996, the most recent notification from the State of Washington Division of Banking categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Bank must maintain minimum total risk-based, Tier I risk-based, Tier I leverage ratios as set forth in the table. There are no conditions or events since that notification that management believes have changed the institution's category. The Bank's actual capital amounts and ratios are also presented in the table.

                                                                To Be
Well

Capitalized Under
                                             For Capital      Prompt
Corrective
                              Actual       Adequacy Purposes  Action
Provisions
                        Amount      Ratio  Amount     Ratio   Amount
Ratio
                        ----------  -----  ---------- ------- --------
--  -----
As of December 31, 1996:
Total capital (to risk-
 weighted assets)         $7,101,000  18.2%  $3,121,000 >8.0%
$3,902,000  >10.0%
Tier I capital (to risk-
 weighted assets)        6,612,000  17.0    1,556,000 >4.0
2,334,000  > 6.0
Tier I capital (to
 average assets)         6,612,000  11.4    2,314,000 >4.0
2,893,000  > 5.0

NOTE 14 _ PARENT COMPANY STATEMENTS:

Community Bancorporation's parent company condensed financial state ments are presented using the equity method of accounting.
Accordingly, the separate accounts of the Bank subsidiary are not included and intercompany transactions and balances have not been eliminated.

The following are the condensed balance sheet, statement of income, and statement of cash flows for the parent company, Community
Bancorporation as of and for the year-ended December 31, 1996:

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements
NOTE 14 _ PARENT COMPANY STATEMENTS (continued):

Condensed Balance Sheet

Assets:
Cash                                             $    7,303
Investment in and advances to Bank subsidiary     6,729,422
Intangible assets (goodwill from purchase of
 Farmers State Bank)                                111,143
                                                 ----------
Total assets                                     $6,847,868
                                                 ==========
Liabilities:
Dividends payable                                $   99,000

Stockholders' equity                              6,748,868
                                                 ----------
                                                 $6,847,868
                                                 ==========

CONDENSED STATEMENT OF INCOME
Income:
Dividends from bank subsidiary                   $   30,000

Expenses:
Professional fees and other                          52,817

Loss before equity in undistributed net
 income of subsidiary and income tax expense        (22,817)

Equity in undistributed earnings of bank
 subsidiary, less dividends paid to parent          876,426
                                                 ----------
Net income                                       $  853,609
                                                 ==========
Earnings per common share                        $     2.85
                                                 ==========
Weighted average number of shares outstanding       300,000
                                                 ==========

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements
NOTE 14 _ PARENT COMPANY STATEMENTS (continued):

CONDENSED STATEMENT OF CASH FLOWS

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

CASH FLOWS FROM OPERATING ACTIVITIES:

Dividends received                               $  30,000
Payments to suppliers                              (40,353)
                                                 ---------
Net cash used in operating activities              (10,353)

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividends paid                                     (90,000)

NET INCREASE (DECREASE) IN CASH AND
 CASH EQUIVALENTS                                 (100,353)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR       107,656
                                                  --------
CASH AND CASH EQUIVALENTS, END OF YEAR         $  7,303
                                                  ========

RECONCILIATION OF NET INCOME TO NET CASH
USED IN OPERATING ACTIVITIES:
Net income                                        $853,609
Adjustments to reconcile net income to net cash
 used in operating activities:
Amortization of intangible                          12,464
Equity in undistributed earnings of subsidiary    (876,426)
                                                  --------
Net cash used in operating activities             $(10,353)
                                                  ========

COMMUNITY BANCORPORATION
AND SUBSIDIARY
Consolidated Financial Statements
(Unaudited)

June 30, 1997
Community Bancorporation and Subsidiary
Contents

                                                      Page
CONSOLIDATED FINANCIAL STATEMENTS:

     Consolidated balance sheet                      24-25

     Consolidated statement of income                26

     Consolidated statement of stockholders' equity  27

     Consolidated statement of cash flows            28-29

     Notes to consolidated financial statements      30-42

Community Bancorporation and Subsidiary
Consolidated Balance Sheet

                                            June 30,
                                             1997
CASH AND CASH EQUIVALENTS:
     Cash and due from banks             $ 3,093,000
     Federal funds sold                      825,000
                                          -----------
Total cash and cash equivalents             3,918,000

SECURITIES:
     Available-for-sale                   15,068,000
     Held-to-maturity                      3,507,000
                                          -----------
                                     18,575,000

LOANS:
     Commercial and industrial            13,889,000
     Agricultural                          9,080,000
     Real estate mortgage and construction 8,591,000
     Installment                           2,230,000
     Municipal                               354,000
     Credit cards                            643,000
     Other                                    82,000
                                           ----------
      Total loans                          34,869,000
     Less:
          Deferred loan fees                 66,000
          Unearned income                     4,000
          Allowance for loan losses         643,000
                                           ----------
                                           34,156,000

ACCRUED INTEREST RECEIVABLE                   799,000

OTHER REAL ESTATE OWNED                        77,000

PREMISES AND EQUIPMENT                        416,000

OTHER ASSETS                                  397,000
                                          -----------
                                          $58,338,000
                                          ===========

See accompanying notes to consolidated financial statements.

Community Bancorporation and Subsidiary
Consolidated Balance Sheet (Continued)
Liabilities and Stockholders' Equity

                                           June 30,
                                              1997
LIABILITIES:
Deposits:
Interest bearing:
Demand                               $10,676,000
Savings                                   25,083,000
Time (including time deposits over
 $100,000 of $1,809,000)                   6,531,000
Noninterest bearing, demand                8,706,000
                                         -----------
Total deposits                            50,996,000
Federal funds purchased                            -
Accrued interest payable                      66,000
Other liabilities                            157,000
                                         -----------
Total liabilities                         51,219,000

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
Common stock--1,000,000 shares authorized
 of no par value; 300,000 shares
 issued and outstanding                      621,000
Retained earnings                          6,510,000
Unrealized loss on securities
 available-for-sale, less
 applicable deferred income tax              (12,000)
                                         -----------
Total stockholders' equity               7,119,000
                                         -----------
                                         $58,338,000
                                         ===========

See accompanying notes to consolidated financial statements.

Community Bancorporation and Subsidiary
Consolidated Statement of Income

                                        Six-Month Period
                                        Ended June 30,
                                           1997
INTEREST INCOME:
Interest and fees on loans              $1,718,000
Interest on investment securities:
Taxable                                    448,000
Tax-exempt                                 162,000
Interest on federal funds sold              31,000
                                        ----------
                                         2,359,000
INTEREST EXPENSE:
Interest on deposits                       841,000
Other                                       12,000
                                        ----------
                                           853,000
                                        ----------
Net interest income                      1,506,000
PROVISION FOR LOAN LOSSES                    7,000
                                        ----------
NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                    1,499,000
                                        ----------
NONINTEREST INCOME:
Service charges on deposit accounts        114,000
Escrow fees                                 13,000
Other                                       49,000
                                        ----------
                                           176,000
                                        ----------
NONINTEREST EXPENSES:
Salaries                                   519,000
Employee benefits                          114,000
Occupancy expense                           77,000
Equipment expense                           96,000
Other operating expense                    361,000
                                        ----------
                                         1,167,000
                                        ----------
INCOME BEFORE INCOME TAX                   508,000

FEDERAL INCOME TAX (BENEFIT):
Current                                    132,000
Deferred                                    (6,000)
                                        ----------
NET INCOME                              $  382,000
                                        ==========
NET INCOME PER SHARE OF COMMON STOCK    $     1.27

See accompanying notes to consolidated financial statements.

Community Bancorporation and Subsidiary
Consolidated Statement of Stockholders' Equity

Unrealized
                                                    Gain
(Loss)
                                                        on
                                                    Securities
                       Common Stock     Retained    Available-
                       Shares  Amount   Earnings    For-Sale
Total
                       ------- -------  ----------  -----------    ---
------
BALANCES, DECEMBER 31,
     1996             300,000 $621,000 $6,128,000  $(17,000)
$6,732,000

ADD (DEDUCT):

Net income for 1996          -        -    382,000         -
382,000
Net changes in unrealized gain
 (loss) on available-for-sale
 securities, net of tax
 benefit of $3,000           -        -          -     5,000
5,000
                       ------- -------- ----------  --------        --
--------
BALANCES, DECEMBER 31,
    1996               300,000 $621,000 $6,510,000  $(12,000)
$7,119,000
                       ======= ======== ==========  ========
==========

See accompanying notes to consolidated financial statements.

Community Bancorporation and Subsidiary

Consolidated Statement of Cash Flows Six-Month Period Ended June 30,
1997

Increase (Decrease) in Cash and Cash Equivalents

CASH FLOWS FROM OPERATING ACTIVITIES:

Interest and fees received on loans and investments
$2,256,000
Other fees and commissions received
176,000
Interest paid
(862,000)
Cash paid to suppliers and employees
(1,297,000)
Income taxes paid
(131,000)
                                                             ---------
-
     Net cash provided by operating activities
142,000

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from maturities of held-to-maturity securities
253,000
Purchases of available-for-sale securities
(1,000,000)
Proceeds from sales or maturities of
  available-for-sale securities
4,004,000
Net increase in loans
(2,720,000)
Purchase of premises and equipment
(218,000)
                                                             ---------
-
     Net cash used in investing activities
319,000

CASH FLOWS FROM FINANCING ACTIVITIES:
Net decrease in deposits
119,000
Cash dividends paid
(99,000)
                                                             ---------
-
     Net cash used in financing activities
20,000
                                                             ---------
-
NET DECREASE IN CASH AND CASH EQUIVALENTS
481,000

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR
3,437,000
                                                             ---------
-
CASH AND CASH EQUIVALENTS, END OF YEAR
$3,918,000

==========

See accompanying notes to consolidated financial statements.

Community Bancorporation and Subsidiary

Consolidated Statement of Cash Flows, Six-Month Periods Ended June 30,
1997
Reconciliation of Net Income to Net Cash
     Provided by Operating Activities:

Net income                                               $382,000
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Provision for loan losses                               7,000
    Depreciation and amortization                          58,000
    (Increase) decrease in assets:
     Accrued interest receivable                         (103,000)
     Deferred loan fees                                     2,000
     Unearned income                                       (2,000)
     Other assets                                         (15,000)
    Increase (decrease) in liabilities:
     Accrued interest payable                              (9,000)
     Other liabilities
(178,000)
                                                         ---
-----
       Total adjustments
(240,000)
                                                         ---
-----
       Net cash provided by operating activities
$142,000

========

See accompanying notes to consolidated financial statements.

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements
NOTE 1 _ ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES:

Organization:

Community Bancorporation (which includes its wholly-owned subsidiary, Bank of Pullman, and is referred to as the Corporation), a bank holding company, was formed as part of a corporate reorganization under the laws of the state of Washington. Bank of Pullman is a banking corporation originally organized under the laws of the state of Washington. On May 20, 1997, the Bank relocated its charter to the state of Idaho. The Bank operates branches in Pullman, Uniontown, Colton, and Palouse, Washington, and (in
1997) Moscow, Idaho.

The accounting policies followed by the Corporation conform with generally accepted accounting principles and with prevailing practices of the banking industry.

Summary of Significant Accounting Policies:

a. Consolidation -- the consolidated financial statements include the accounts of the Corporation and its wholly-owned subsidiary, Bank of Pullman, after eliminating significant intercompany balances and transactions.

b. Use of estimates -- the preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates used in preparing these financial statements are those assumed in determining the allowance for loan losses and the fair values of investment securities. Actual results could differ from those estimates.

c. Trading securities -- debt and equity securities that are bought and held principally for the purpose of selling them in the near term are reported at fair value, with unrealized gains and losses included in earnings. There are no securities classified as trading securities.

Securities held to maturity -- debt securities for which the Corporation has the positive intent and ability to hold to maturity are reported at cost, adjusted for premiums and discounts that are recognized in interest income using the interest method over the period to maturity.

Securities available for sale -- debt and equity securities not classified as either held-to-maturity securities or trading securities are reported at fair value. Unrealized holding gains and losses, net of taxes, are excluded from earnings and reported in a separate component of stockholders' equity. Gains and losses on the sale of available-for-sale securities are determined using the specific-identification method. Premiums and discounts are recognized in interest income using the interest method over the period to maturity.

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements
NOTE 1 _ ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES
     (continued):
Summary of Significant Accounting Policies (continued):

d. Loans and allowances for loan losses -- all loans are stated at principal outstanding less allowance for probable loan losses. Interest is credited to income based on the principal outstanding at appropriate rates of interest.

Loans are placed on a nonaccrual status when payment has not been received for more than 90 days. Thereafter, no interest is taken into income unless received in cash or until such time as the borrower demonstrates the ability to resume payments of principal and interest. Interest previously accrued but not collected is reversed and charged against income at the time the loan is placed on nonaccrual status.

An allowance for losses on loans is maintained at a level deemed by management to be adequate to provide for potential loan losses through charges to operating expense. The allowance is based upon a continuing review of loans which includes consideration of actual net loan loss experience, changes in size and character of the loan portfolio, identification of individual problem situations which may affect the borrower's ability to repay, and evaluation of current economic conditions. Loan losses are recognized through charges to the allowance.

e. Deferred loan fees -- loan origination fees and certain direct costs are capitalized and recognized as an adjustment of the yield on the related loans.

f. Premises and equipment -- premises and equipment, including leasehold improvements, are stated at cost less accumulated depreciation over estimated useful lives which range from 3 to 31.5 years. Depreciation expense is computed using straight-line and accelerated methods over the respective useful lives. Modified accelerated cost recovery system depreciation methods are used for federal income tax purposes. Normal costs of maintenance and repairs are charged to expense.

g. Intangibles -- the costs of an acquired bank subsidiary in excess of the fair value of net assets acquired and core deposit premiums paid are amortized using the straight-line method over nine to fifteen years. Such amounts are included in other assets in the accompanying consolidated balance sheet.

h. Advertising -- advertising costs are charged to expense as incurred. Such expense totaled $18,000 for the six-month period ended June 30, 1997.

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements
NOTE 1 _ ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES
     (continued):

Summary of Significant Accounting Policies (continued):

i. Income tax -- the Corporation and its subsidiary file a consolidated federal income tax return. The income tax related to the individual entities is computed as if each had filed a separate tax return.

Income tax is provided for the tax effects of transactions reported in the financial statements and consists of tax currently due plus deferred tax related to differences between the basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. The differences relate principally to depreciation of premises and equipment, allowance for loan losses, basis of investment securities, loan fee recognition, basis of covenant not-to-compete, and the market value adjustment for investments available-for-sale (see note 7).

j. Earnings per share -- earnings per share have been calculated on the basis of weighted average number of shares outstanding during each year. Such shares totaled 300,000.

k. Cash equivalents -- cash equivalents include amounts due from banks and federal funds sold. Generally, federal funds are purchased and sold for one-day periods.


NOTE 2 _ FEDERAL FUNDS:

The Bank is required to maintain legal cash reserves in a minimum amount, computed by applying prescribed percentages to their various types of deposits. When the Bank's cash reserves are in excess of that required, it may lend the excess to other banks on a daily basis. Conversely, when cash reserves are less than required, the Bank borrows funds on a daily basis. The average month-end amounts of federal funds sold for the six months ended June 30, 1997 was $1,111,000. Similarly, the average of federal funds purchased was $163,000.

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements
NOTE 3 _ SECURITIES:

Securities have been classified in the consolidated balance sheet according to management's intent. The carrying amount of securities and their approximate fair values were as follows:

Available-for-sale securities:

June 30, 1997:                Amortized   Gross Unrealized
Fair
                                 Cost     Gains        Losses
Value
                              ----------- -------     ---------   ----
-------
Debt securities:
U.S. Treasury securities and
 obligations of U.S.
 government agencies           $10,263,000   $     -   $ (51,000)
$10,212,000
Mortgage-backed securities      1,023,000   3,000             -
1,026,000
Obligations of state and
 political subdivisions         3,192,000  29,000             -
3,221,000
Other debt securities             607,000       -             -
607,000
                              ----------- -------     ---------   ----
-------
Total debt securities          15,085,000  32,000       (51,000)
15,066,000
Equity securities:
Investment in other banks           2,000       -             -
2,000
                              ----------- -------     ---------   ----
-------
Totals                        $15,087,000 $32,000     $ (51,000)
$15,068,000
                              =========== =======     =========
===========

Held-to-maturity securities:
December 31, 1996:
U.S. Treasury securities and
 obligations of U.S.
 government agencies          $   500,000    $    -    $  (3,000)
$   497,000
Obligations of state and
 political subdivisions         3,007,000  40,000             -
3,047,000
                              ----------- -------     ---------   ----
-------
Totals                        $ 3,507,000 $40,000     $  (3,000)  $
3,544,000
                              =========== =======     =========
===========

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements
NOTE 3 _ SECURITIES (continued):

The following is a summary of securities held-to-maturity and available-for-sale as of June 30, 1997. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      Securities Held-to-Maturity  Securities
Available-for-Sale
                      Amortized       Fair         Amortized    Fair
                        Cost         Value           Cost       Value
                      ---------     ----------     ---------    ------
-----
Amounts maturing in:
One year or less        $  953,000    $  950,000     $ 3,465,000  $
3,460,000
After one year through five
 years                 2,182,000     2,226,000       9,551,000
9,390,000
After five years through ten
 years                   157,000       155,000       2,071,000
2,218,000
After ten years          215,000       213,000               -
-
                      ----------    ----------     -----------  ------
-----
Totals                $3,507,000    $3,544,000     $15,087,000
$15,068,000
                      ==========    ==========     ===========
===========

During the six-month period ended June 30, 1997, the Corporation sold securities available-for-sale for total proceeds of approximately $4,004,000, resulting in gross realized gains of approximately $13,000 and gross realized losses of approximately $0.

Investment securities of $481,000 at June 30, 1997, were pledged to secure public deposits.

NOTE 4 _ RELATED-PARTY TRANSACTIONS:

Loans to the Corporation's officers and directors are on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and do not involve more than normal risk of collectibility. The aggregate dollar amounts of these loans were approximately $124,000 at June
30, 1997.

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements
NOTE 5 _ ALLOWANCE FOR LOAN LOSSES:

Changes in the allowance for loan losses were as follows:

Balance, beginning of period                       $606,000

Provision charged to operations                       7,000

Loans charged off                                         -

Recoveries                                           30,000
                                                   --------
Balance, end of year                               $643,000
                                                   ========

Loans on which the accrual of interest has been discontinued at June 30, 1997, were $433,000.

NOTE 6 _ PREMISES AND EQUIPMENT:

Major classifications of premises and equipment are summarized as follows:

Premises                                           $
93,000

Equipment
1,176,000

Leasehold improvements
386,000
                                                   ---------
-

1,655,000
Less accumulated depreciation
1,239,000
                                                   ---------
-
Totals                                             $
416,000

==========

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements
NOTE 7 _ FEDERAL INCOME TAX:

The components of the net deferred tax asset included in other assets are as follows:

Deferred tax assets                                 $
187,000
Deferred tax asset valuation allowance
-
Deferred tax liabilities
(70,000)
                                                    --------
-
     Net deferred tax assets                        $
117,000

=========

The net deferred tax assets consisted of the following tax effects on significant temporary differences:

                                          Assets
Liabilities
Allowance for loan losses                $120,000    $
-
Premises and equipment                          -
45,000
Investments                                33,000
-
Intangibles                                12,000
21,000
Deferred loan fees                         22,000
-
Other                                           -
4,000
                                         --------    -------
-
Totals                                   $187,000    $
70,000
                                         ========
========

The effective tax rate differs from the statutory federal tax rate for the six-month period ended June 30, 1997 was as follows:

Federal income tax at statutory rate              $173,000
Effect of tax-exempt interest income, net
(55,000)
Effect of nondeductible expenses and other, net
8,000
                                                     -------
-
Total federal income tax provision
$126,000

========

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements
NOTE 8 _ FINANCIAL INSTRUMENTS AND CREDIT CONCENTRATIONS:

The Corporation, through its bank subsidiary, is engaged in lending activities with borrowers in a variety of industries. A substantial portion of lending is concentrated in the agribusiness industry in the region in which the Bank is located. Collateral on loans, loan commit ments, and standby letters of credit varies and may include accounts receivable, inventories, investment securities, real estate, equipment, and vehicles. The amount and nature of collateral required are based on credit evaluations of the individual customers.

The Corporation is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its banking customers. These financial instruments generally include commitments to extend credit, standby letters of credit, and financial guarantees. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated balance sheets. The contract amounts of those instruments reflect the extent of involvement the Corporation has in particular classes of financial instruments.

The Corporation's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit and financial guarantees written is represented by the contractual amount of those instruments.
The Corporation uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

Standby letters of credit are issued on behalf of customers in connection with contracts between the customers and third parties. Under a standby letter of credit, the Corporation assures that the third party will receive specified funds if a customer fails to meet his contractual obligation. The liquidity risk to the Corporation arises from its obligation to make payment in the event of a customer's contractual default. The credit risk involved in issuing letters of credit and the Corporation's management of that credit risk are the same as for loans.

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements
NOTE 8 _ FINANCIAL INSTRUMENTS AND CREDIT CONCENTRATIONS
(continued):

The contract amounts of these financial instruments representing credit risk at June 30, 1997, were as follows:

Commitments to extend credit                  $ 6,136,000
Credit card arrangements                        1,627,000
Standby letters of credit and financial
  guarantees written                              135,000

The Corporation and its subsidiary maintain due from bank accounts at several financial institutions located in the Northwest.

NOTE 9 _ COMMITMENTS AND CONTINGENCIES:

Community Bancorporation and its bank subsidiary lease their main office and a branch office under noncancellable operating lease agreements with varying terms through 2000. The annual minimum rental commitments under these leases at June 30, 1997, exclusive of taxes and other charges, total approximately $36,000 for the remainder of 1997 and $60,000 in 1998, 1999, and 2000. Total rental expense amounted to approximately $42,000 for the six-month period ended June 30, 1997.


NOTE 10 _ PENSION PLAN:

Bank of Pullman sponsors a 401(k) profit-sharing plan that covers all employees meeting minimum eligibility requirements. Under this defined contribution plan, employees may make voluntary contributions to the plan up to 15% of eligible compensation. Employer matching contributions of up to 2.4% (40% of employee contributions up to 6%) are required. In addition, the Bank may also make voluntary profit-sharing contributions annually. Contribu tions by the Bank, consisting of matching contributions, totaled approximately $20,000 for the six-month period ended June 30, 1997.

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements

Note 11 - RESTRICTIONS ON DIVIDENDS AND LOANS:

The Bank is subject to state banking regulations relating to the payment of dividends and the amount of loans it may
extend.   The Bank cannot declare or pay any dividends in an
amount greater than its retained earnings. Certain loans to any person, including liabilities of a firm or association, cannot exceed twenty percent of the capital and surplus of the Bank. Loans that are secured or covered by guarantees or by commitments or agreements to take over or to purchase the same, made by any federal reserve bank or by the United States or any department, bureau board, commission, or establishment of the United States, are not subject to these restrictions. No loans can be made unless the Bank has more than the minimum funds required by law.


NOTE 12_ REGULATORY CAPITAL REQUIREMENTS:

Community Bancorporation and its subsidiary, Bank of Pullman, are subject to regulatory capital requirements.
Regulated by the Federal Deposit Insurance Corporation
(FDIC) and the State of Washington Division of Banking, the Bank is required to maintain minimum levels of regulatory capital as a percentage of regulatory assets. The Bank's total regulatory capital must equal 8% of risk-weighted assets, and one-half of that 8% must consist of core capital. Failure to meet minimum capital requirements can result in actions by regulators that, if taken, could materially affect the consolidated financial statements.

Management believes that under the current regulations the Bank meets and will continue to meet all regulatory capital requirements in the foreseeable future. However, events beyond the Bank's control, such as a downturn in the economy of the region, could adversely affect future earnings and regulatory capital.

FDIC regulations establish the amount of capital required for each category of institution classification. Depending on the Bank's category, regulators may restrict certain activities of the Bank, including acceptance of brokered deposits or offering interest rates on deposits that are greater than prevailing interest rates.

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements

NOTE 12_ REGULATORY CAPITAL REQUIREMENTS (continued):

As of January 22, 1996, the most recent notification from the State of Washington Division of Banking categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Bank must maintain minimum total risk-based, Tier I risk-based, Tier I leverage ratios as set forth in the table. There are no conditions or events since that notification that management believes have changed the institution's category. The Bank's actual capital amounts and ratios are also presented in the table.

                                                                To Be
Well

Capitalized Under
                                             For Capital      Prompt
Corrective
                              Actual       Adequacy Purposes  Action
Provisions
                        Amount      Ratio  Amount     Ratio   Amount
Ratio
                        ----------  -----  ---------- ------- --------
--  -----
As of June 30, 1997:
Total capital (to risk-
 weighted assets)         $7,402,000  18.2%  $3,250,000 >8.0%
$4,062,000  >10.0%
Tier I capital (to risk-
 weighted assets)        6,893,000  17.0    1,625,000 >4.0
2,437,000  > 6.0
Tier I capital (to
 average assets)         6,893,000  11.9    2,319,000 >4.0
2,899,000  > 5.0

NOTE 14 _ PARENT COMPANY STATEMENTS:

Community Bancorporation's parent company condensed financial statements are presented using the equity method of accounting. Accordingly, the separate accounts of the Bank subsidiary are not included and intercompany transac tions and balances have not been eliminated.

The following are the condensed balance sheet, statement of income, and statement of cash flows for the parent company, Community Bancorporation as of and for the six-month period ended June 30, 1997:

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements
NOTE 14 _ PARENT COMPANY STATEMENTS (continued):
Condensed Balance Sheet

Assets:
Cash                                             $    4,000
Investment in and advances to Bank subsidiary     7,022,000
Intangible assets (goodwill from purchase of
 Farmers State Bank)                                105,000
                                                 ----------
Total assets                                     $7,131,000
                                                 ==========
Stockholders' equity                             $7,131,000
                                                 ----------
                                                 $7,131,000
                                                 ==========

CONDENSED STATEMENT OF INCOME
Income:
Dividends from bank subsidiary                   $  120,000

Expenses:
Professional fees and other                          30,000

Income before equity in undistributed net
 income of subsidiary                                90,000

Equity in undistributed earnings of bank
 subsidiary, less dividends paid to parent          292,000
                                                 ----------
Net income                                       $  382,000
                                                 ==========
Earnings per common share                        $     1.27
                                                 ==========
Weighted average number of shares outstanding       300,000
                                                 ==========

Community Bancorporation and Subsidiary
Notes to Consolidated Financial Statements

NOTE 14 _ PARENT COMPANY STATEMENTS (continued):

Condensed Statement of Cash Flows

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

CASH FLOWS FROM OPERATING ACTIVITIES:

Dividends received                               $ 120,000
Payments to suppliers                              (24,000)
                                                 ---------
Net cash used in operating activities               96,000

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividends paid                                     (99,000)

NET INCREASE (DECREASE) IN CASH AND
 CASH EQUIVALENTS                                   (3,000)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR         7,000
                                                  --------
CASH AND CASH EQUIVALENTS, END OF YEAR         $  4,000
                                                  ========

RECONCILIATION OF NET INCOME TO NET CASH
USED IN OPERATING ACTIVITIES:
Net income                                        $382,000
Adjustments to reconcile net income to net cash
 used in operating activities:
Amortization of intangible                           6,000
Equity in undistributed earnings of subsidiary    (292,000)
                                                  --------
Net cash used in operating activities             $ 96,000
                                                  ========

United Security Bancorporation
                     PRO FORMA FINANCIAL INFORMATION
The following unaudited pro forma condensed combined financial statements reflect consummation of the acquisition of Community Ban Corporation and its subsidiary Bank of Pullman (Pullman) by United Security Bancorporation. The following unaudited pro forma condensed combined statement of financial condition as of June 30, 1997, combines the historical consolidated statements of financial condition of United Security Bancorporation and its subsidiaries (USBN) and Pullman as if the Reorganization had occurred on such date after giving effect to certain pro forma adjustments described in the accompanying notes. The following unaudited pro forma condensed combined statements of operations are presented as if the acquisition had been consummated at the beginning of the earliest period presented. The USBN historical consolidated financial statement date as of and for the six months ended June 30, 1997, have been prepared on the same basis as the historical derived from the audited financial statements, and in the opinion of management, contain all adjustments, consisting only of normal recurring accruals, necessary for the fair presentation of results of operations for such periods. The unaudited pro forma condensed combined financial statements and notes thereto reflect the applications of the purchase method of accounting. The unaudited pro forma condensed combined financial statements included herein are not necessarily indicative of the future results of operations or the future financial positions of the combined entities or the results of operations and financial position of the combined entities that would have actually occurred had the transactions been in effect as of the dates or for the periods presented.

United Security Bancorporation
         Pro Forma Combined Condensed Consolidated Pro Forma
              Statement of Condition as of June 30, 1997
                        ($ in thousands)

                                                   Pro Forma   Pro
Forma
          Assets            USBN       Pullman     Adjustments
Combined
Cash and due from banks     $ 10,862   $ 3,093
$ 13,955
Overnight Interest bearing
 deposits with other banks       620
620
Federal funds sold             7,025       825     (3,955)
(a)    3,895
                            --------   -------     ------
--------
 Cash and cash equivalents    18,507     3,918     (3,955)
18,470
Securities                    19,248    18,575         37
(b)   37,860
Loans, net of allowance      183,133    34,156
217,289
Premises and equipment, net    6,051       416        500
(b)    6,967
Foreclosed real estate and
 other foreclosed assets         599        77
676
Costs in excess of net
 assets acquired                                    4,299
(b)    4,299
Other assets                   5,617     1,196
6,813
                            --------   -------     ------
--------
     Total assets           $233,155   $58,338     $  881
$292,374
                            ========   =======     ======
========
     Liabilities
Noninterest-bearing demand
 deposits                   $ 29,219   $ 8,706
$ 37,925
Interest-bearing deposits    168,400    42,290
210,690
                            --------   -------     ------
--------
 Total deposits              197,619    50,996
248,615
Short-term debt                  268
268
Long-term debt                 2,596                8,000
(c)   10,596
Capital lease obligations        742
742
Other liabilities              2,143       223
2,366
                            --------   -------     ------
--------
 Total liabilities           203,368    51,219      8,000
262,587
   Stockholders' Equity
Common stock                  21,014       621       (621)
(d)   21,014
Retained earnings              9,246     6,510     (6,510)
(d)    9,246
Net unrealized loss on
 securities available-for-
 sale, net                      (345)      (12)        12
(d)     (345)
Guaranteed bank loan to
 Employee Stock Ownership
 Plan                           (128)
(128)
                            --------   -------     ------
--------
 Total stockholders' equity   29,787     7,119     (7,119)
29,787
                            --------   -------     ------
--------
 Total liabilities and
  stockholders' equity      $233,155   $58,338     $  881
$292,374
                            ========   =======     ======
========

United Security Bancorporation
Explanatory notes:
(a) Current funds available to acquire Pullman.
(b) To adjust Pullman estimated adjustments from book value to fair value and the intangible asset arising from the use of purchase accounting for the acquisition of Pullman.
(c) Funds borrowed from Key Bank of Washington to acquire
Pullman.
(d) Elimination of Pullman stockholders' equity in the consolidation of the Pro Forma combined Company.

            Pro Forma Combined Condensed Consolidated Pro
Forma
                 Income Statement as of June 30, 1997
                   ($ in thousands, except per share)

                                                      Pro Forma
Pro Forma
                                USBN      Pullman     Adjustments
Combined
Interest and fees on loans     $ 9,753    $1,718      $ 262    (a)
$11,733
Interest on securities             591       610
1,201
Other interest income              471        31       (109)   (b)
393
                               -------    ------      -----          -
------
 Total interest income          10,815     2,359        153
13,327
                               -------    ------      -----          -
------
Interest on deposits             4,140       841
4,981
Other interest expense             139        12        340    (c)
491
                               -------    ------      -----          -
------
 Total interest expense          4,279       853        340
5,472
                               -------    ------      -----          -
------
 Net interest income             6,536     1,506       (187)
7,855
Provision for loan losses          321         7
328
                               -------    ------      -----          -
------
 Net interest income after
  provision for loan losses      6,215     1,499       (187)
7,527
                               -------    ------      -----          -
------
Fees and service charges           583       127
710
Insurance commissions              583
583
Securities gains, net              (25)        2
(23)
Other                              243        47
290
                               -------    ------      -----          -
------
 Total noninterest income        1,384       176
1,560
                               -------    ------      -----          -
------
Salaries and employee benefits   2,886       633
3,519
Occupancy expense, net             304        77
381
Equipment expense                  336        96
432
Other operating expense          1,086       361        143    (d)
1,590
                               -------    ------      -----          -
------
 Total noninterest expense       4,612     1,167        143
5,922
                               -------    ------      -----          -
------
 Income before tax expense       2,987       508       (330)
3,165
Federal income tax expense       1,017       126        (64)   (e)
1,079
                               -------    ------      -----          -
------
 Net income                    $ 1,970    $  382      ($266)         $
2,086
                               =======    ======      =====
=======
Earnings per common share      $   .53    $ 1.27                     $
 .57
Weighted average share
 outstanding                   3,682,849  300,000
3,682,849

United Security Bancorporation
Explanatory notes:
(a) Increased interest income from an improvement in the loan/deposit ratio of Pullman.
(b) Decreased interest income from the reduction in overnight investments.
(c) Increased interest expense from the borrowing from Key Bank of Washington.
(d) Amortization of the resulting costs in excess of net assets in the Pullman purchase.
(e) Resulting tax impact from the above items.

          Pro Forma Combined Condensed Consolidated Pro
Forma
                 Income Statement for 1996
              ($ in thousands, except per share)

                                                           Pro Forma
                                    USBN      Pullman      Combined
Interest and fees on loans          $18,765   $3,415       $22,180
Interest on securities                1,246    1,155         2,401
Other interest income                   708       93           801
                                    -------   ------       -------
 Total interest income               20,719    4,663        25,382
                                    -------   ------       -------
Interest on deposits                  7,850    1,653         9,503
Other interest expense                  297       33           330
                                    -------   ------       -------
 Total interest expense               8,147    1,686         9,833
                                    -------   ------       -------
 Net interest income                 12,572    2,977        15,549
Provision for loan losses             1,006                  1,006
                                    -------   ------       -------
 Net interest income after
  provision for loan losses          11,566    2,977        14,543
                                    -------   ------       -------
Fees and service charges              1,109      243         1,352
Insurance commissions                 1,200                  1,200
Securities gains, net                    53                     53
Other                                   619      137           756
                                    -------   ------       -------
 Total noninterest income             2,981      380         3,361
                                    -------   ------       -------
Salaries and employee benefits        5,960    1,192         7,152
Occupancy expense, net                  618      139           757
Equipment expense                       701      180           881
Operational loss                        860                    860
Other operating expense               1,733      671         2,404
                                    -------   ------       -------
 Total noninterest expense            9,872    2,182        12,054
                                    -------   ------       -------
 Income before tax expense            4,675    1,175         5,850
Federal income tax expense            1,513      321         1,834
                                    -------   ------       -------
 Net income                         $ 3,162   $  854       $ 4,016
                                    =======   ======       =======
Earnings per common share           $   .86   $ 2.85       $  1.09
Weighted average share outstanding  3,682,849  300,000     3,682,849

United Security Bancorporation
           Pro Forma Combined Condensed Consolidated Pro
Forma
           Income Statement for Six Months Ended June 30,
1996
                   ($ in thousands, except per share)

                                                           Pro Forma
                                    USBN      Pullman      Combined
Interest and fees on loans          $ 8,857   $1,671       $10,528
Interest on securities                  692      600         1,292
Other interest income                   253       59           312
                                    -------   ------       -------
 Total interest income                9,802    2,330        12,132
                                    -------   ------       -------
Interest on deposits                  3,758      844         4,602
Other interest expense                  141       10           151
                                    -------   ------       -------
 Total interest expense               3,899      854         4,753
                                    -------   ------       -------
 Net interest income                  5,903    1,476         7,379
Provision for loan losses               267                    267
                                    -------   ------       -------
 Net interest income after
  provision for loan losses           5,636    1,476         7,112
                                    -------   ------       -------
Fees and service charges                549      125           674
Insurance commissions                   632                    632
Securities gains, net                    53        8            61
Other                                   247       39           286
                                    -------   ------       -------
 Total noninterest income             1,481      172         1,653
                                    -------   ------       -------
Salaries and employee benefits        2,900      564         3,464
Occupancy expense, net                  297       70           367
Equipment expense                       368       86           454
Other operating expense                 914      320         1,234
                                    -------   ------       -------
 Total noninterest expense            4,479    1,040         5,519
                                    -------   ------       -------
 Income before tax expense            2,638      608         3,246
Federal income tax expense              859      150         1,009
                                    -------   ------       -------
 Net income                         $ 1,779   $  458       $ 2,237
                                    =======   ======       =======
Earnings per common share           $   .48   $ 1.53       $   .61
Weighted average share outstanding  3,668,108 300,000      3,668,108

                                  47